1997 ANNUAL REPORT


IDS
Progressive
Fund
(prospectus enclosed)

(icon of) shooting star

The goal of IDS Progressive Fund, Inc. is long-term growth of capital. The Fund invests primarily in undervalued common stocks.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

                      AMERICAN EXPRESS Financial Advisors

             Distributed by American Express Financial Advisors Inc.

(icon of) shooting star

The power of patience

Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks -- stocks whose prices are believed to be low in relation to the true worth of their respective companies. In the case of Progressive Fund, the focus is on small-company value stocks, which can get overlooked as investors try to find a new "high-flier." Many of these companies have already proved themselves in the marketplace and are financially sound. Patient investors may benefit, however, when such stocks get rediscovered and eventually rise to their fair values.

(icon of) One open book inside of another

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.


 Contents
           1997 annual report

           From the chairman                                                4
           From the portfolio manager                                       4
           The Fund's ten largest holdings                                  6
           Making the most of the Fund                                      7
           The Fund's long-term performance                                 8
           Independent auditors' report                                     9
           Financial statements                                            10
           Notes to financial statements                                   13
           Investments in securities                                       22
           IDS mutual funds                                                26
           Federal income tax information                                  30

           1997 prospectus
           The Fund in brief                                               3p
           Goal                                                            3p
           Investment policies and risks                                   3p
           Manager and distributor                                         3p
           Portfolio manager                                               3p
           Alternative purchase arrangements                               3p

           Sales charge and Fund expenses                                  4p
           Performance                                                     6p
           Financial highlights                                            6p
           Total returns                                                   8p

           Investment policies and risks                                  10p
           Facts about investments and their risks                        11p
           Alternative investment option                                  17p
           Valuing Fund shares                                            17p

           How to purchase, exchange or redeem shares                     18p
           Alternative purchase arrangements                              18p
           How to purchase shares                                         21p
           How to exchange shares                                         24p
           How to redeem shares                                           25p
           Reductions and waivers of the sales charge                     30p

           Special shareholder services                                   35p
           Services                                                       35p
           Quick telephone reference                                      35p

           Distributions and taxes                                        36p
           Dividend and capital gain distributions                        36p
           Reinvestments                                                  37p
           Taxes                                                          38p
           How to determine the correct TIN                               40p

           How the Fund is organized                                      41p
           Shares                                                         41p
           Voting rights                                                  41p
           Shareholder meetings                                           41p
           Board members and officers                                     41p
           Investment manager                                             43p
           Administrator and transfer agent                               43p
           Distributor                                                    44p

           About American Express Financial Corporation                   46p
           General information                                            46p

           Appendix                                                       47p
           Descriptions of derivative instruments                         47p

(This annual report is not part of the prospectus.)

(picture of) William R. Pearce
Chairman of the board

(picture of) Mike Garbisch
Portfolio manager

 To our shareholders

      From the chairman

      If you're an experienced investor, you know that the past few years have been unusually strong ones in many financial markets. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that in late October, when declines in certain Asian markets spawned a sharp drop in the U.S. stock market.

      That fact reinforces the need for investors to review periodically their long-term goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

      I also want to point out that, on Dec. 1, 1997, Kurt Winters will become portfolio manager of this Fund. Please see the prospectus for information on his investment experience.

      William R. Pearce

      From the portfolio manager

      Taking advantage of a soaring stock market, IDS Progressive Fund produced a substantial return during the past fiscal year -- October 1996 through September 1997. For investors in Class A shares, the gain was 33.9% for the 12 months. (Part of the Fund's return came in the form of a capital gain paid to shareholders in December 1996, which reduced the Fund's net asset value by a like amount at that time.)

      Buoyed by low long-term interest rates and ongoing reports of solid economic growth, tame inflation and healthy corporate profits, the stock market was already on a roll when the period began last fall. From that point through the end of the period, stocks experienced only two declines worth noting -- one last spring and another in August, both resulting primarily from a rise in long-term interest rates.

      `Large-caps' lead the way

      Continuing  the  trend  of  recent  years,   stocks  of  large   companies
      ("large-caps"), particularly those with strong earnings growth, generally performed better than stocks of smaller

      (This annual report is not part of the prospectus.)

      companies  ("small-caps").  While
      that situation largely worked to the disadvantage of this Fund, whose emphasis is on small-cap value stocks, it did prove beneficial during the market's downturns. During those times, as is usually the case, the Fund held up much better than the market as a whole.

      For the year, the Fund enjoyed its best performance from auto-related, technology and financial services, especially insurance, stocks. Weak groups, on the other hand, were restaurants and retailers.

      Other changes to the portfolio included the addition of more technology stocks, which were often at the forefront of the market's advance. Also, late in the period, I allowed the level of cash reserves to build up from about 10% to about 16% of assets. The move reflected my belief that, given the market's rapid run-up during the first nine months of calendar 1997, it would be prudent to take a more conservative investment approach in case the market were to experience a meaningful decline from its historically high levels.

      Market broadens out

      It's encouraging to note that, during the final two months of the period, small-cap stocks began catching up with, and, at times, outperforming their bigger brethren. Should this "broadening out" trend in the market continue in the current fiscal year, the Fund would almost surely benefit. In the meantime, the portfolio remains well-diversified among stocks of smaller companies that offer what I believe are above-average investment value and, complemented by its relatively high level of cash reserves, has a largely conservative structure.

      Mike Garbisch

Class A
 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1997      $ 10.17
Sept. 30, 1996      $  8.23
Increase            $  1.94

Distributions
Oct. 1, 1996 - Sept. 30, 1997
From income         $  0.19
From capital gains  $  0.49
Total distributions $  0.68

Total return*        +33.9%**

Class B
 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1997      $ 10.03
Sept. 30, 1996      $  8.15
Increase            $  1.88

Distributions
Oct. 1, 1996 - Sept. 30, 1997
From income         $  0.15
From capital gains  $  0.49
Total distributions $  0.64

Total return*        +32.9%**

Class Y
 12-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1997      $ 10.18
Sept. 30, 1996      $  8.24
Increase            $  1.94

Distributions
Oct. 1, 1996 - Sept. 30, 1997
From income         $  0.20
From capital gains  $  0.49
Total distributions $  0.69

Total return*        +34.1%**

      * The prospectus discusses the effect of sales charges, if any, on the various classes.

      ** The total return is a hypothetical investment in the Fund with all distributions reinvested.

      (This annual report is not part of the prospectus.)

 The Fund's ten largest holdings
                                          Percent                        Value
                           (of Fund's net assets)        (as of Sept. 30, 1997)

   Allied Group                             3.14%                  $17,530,313

   Lancaster Colony                         2.14                    11,953,125

   First Virginia Banks                     2.11                    11,770,312

   TCF Financial                            1.88                    10,518,750

   Griffon                                  1.75                     9,750,000

   Terra Nova Holdings Cl A                 1.70                     9,493,750

   Martin Marietta Materials                1.68                     9,385,200

   Lands' End                               1.66                     9,243,750

   Century Telephone Enterprises            1.66                     9,240,000

   Ecolab                                   1.64                     9,129,750


(icon of) pie chart

The ten holdings listed here make up 19.36% of the Fund's net assets

      (This annual report is not part of the prospectus.)

 Making the most of the Fund

      Build your assets systematically

      One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

      Using this strategy does not ensure a profit or avoid a loss if the market declines, and requires that you be able to keep on investing on a regular basis, even when the price of your shares falls or the market declines. Investing in this manner can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

      You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

      (This annual report is not part of the prospectus.)

 The Fund's long-term performance

      Three ways to benefit from a mutual fund:
      o your shares increase in value when the Fund's investments do well
      o you receive capital gains when the gains on investments sold by the Fund exceed losses
      o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

      All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

How your $10,000 has grown in IDS Progressive Fund

                                                     S&P 500
                                                 Stock Index

$30,000


                                                               $24,618
$20,000                            Lipper Capital          Progressive
                          Appreciation Fund Index                 Fund
                                                               Class A

$10,000
 $9,500

'87    '88   '89   '90    '91   '92    '93   '94    '95   '96    '97

      Assumes:
      o Holding period from 10/1/87 to 9/30/97.
      o Returns do not reflect taxes payable on distributions.
      o Reinvestment of all income and capital gain distributions for the Fund, with a value of $11,743. Also see "Performance" in the Fund's current prospectus.

      Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

      Lipper Capital Appreciation Fund Index, published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to this Fund, although some funds in the index may have somewhat different investment policies or objectives.

 Average annual total return
 (as of Sept. 30, 1997)
                        1 year   Since inception   5 years    10 years
 Class A                +27.18%              --%    +16.41%     +9.42%
 Class B                +28.85%          +21.37%*       --%        --%
 Class Y                +34.06%          +23.66%*       --%        --%
*Inception date was March 20, 1995.

      On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Capital Appreciation Fund Index. In comparing Progressive Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes.

      Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge up to a maximum of 5%. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.


      (This annual report is not part of the prospectus.)

 Independent auditors' report

      The board and shareholders IDS Progressive Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Progressive Fund, Inc. as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights for each of the years in the ten-year period ended September 30, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Progressive Fund, Inc. at September 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      November 7, 1997

      (This annual report is not part of the prospectus.)

 Financial statements

      Statement of assets and liabilities
      IDS Progressive Fund, Inc.
      Sept. 30, 1997

                                  Assets
 Investment in securities, at value (Note 1)
      (identified cost $416,719,447)                                                              $558,431,561
 Dividends and accrued interest receivable                                                             820,623
 Receivable for investment securities sold                                                           9,049,385
 Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                       16
                                                                                                  ------------
 Total assets                                                                                      568,301,585
                                                                                                  ------------
                                  Liabilities
 Disbursements in excess of cash on demand deposit
      (includes bank overdraft of $1,778,720)                                                        1,489,579
 Payable for investment securities purchased                                                         1,829,909
 Payable upon return of securities loaned (Note 4)                                                   6,834,800
 Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                   11,989
 Accrued investment management services fee                                                             38,811
 Accrued distribution fee                                                                                1,211
 Accrued service fee                                                                                     2,636
 Accrued transfer agency fee                                                                               198
 Accrued administrative services fees                                                                      860
 Other accrued expenses                                                                                 44,044
                                                                                                  ------------
 Total liabilities                                                                                  10,254,037
                                                                                                  ------------
 Net assets applicable to capital stock                                                           $558,047,548
                                                                                                  ============

                                  Represented by
 Capital stock-- $.01 par value (Note 1)                                                          $    549,697
 Additional paid-in capital                                                                        368,014,328
 Undistributed net investment income                                                                 3,488,056
 Accumulated net realized gain (loss)                                                               44,283,160
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies                                              141,712,307
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                          $558,047,548
                                                                                                  ============
 Net assets applicable to outstanding shares:              Class A                                $491,047,485
                                                           Class B                                $ 59,627,432
                                                           Class Y                                $  7,372,631
 Net asset value per share of outstanding capital stock:   Class A shares      48,301,837         $      10.17
                                                           Class B shares       5,943,475         $      10.03
                                                           Class Y shares         724,368         $      10.18

 See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

      Statement of operations
      IDS Progressive Fund, Inc.
      Year ended Sept. 30, 1997

                                  Investment income
 Income:
 Dividends                                                                                        $  6,504,561
 Interest                                                                                            2,712,277
      Less: Foreign taxes withheld                                                                      (7,968)
                                                                                                  ------------
 Total income                                                                                        9,208,870
                                                                                                  ------------
 Expenses (Note 2):
 Investment management services fee                                                                  3,051,855
 Distribution fee -- Class B                                                                           282,071
 Transfer agency fee                                                                                   644,781
 Incremental transfer agency fee-- Class B                                                               5,077
 Service fee
      Class A                                                                                          699,480
      Class B                                                                                           65,586
      Class Y                                                                                            2,386
 Administrative services fees and expenses                                                             266,087
 Compensation of board members                                                                           8,182
 Compensation of officers                                                                                  809
 Custodian fees                                                                                         69,568
 Postage                                                                                                34,501
 Registration fees                                                                                      54,993
 Reports to shareholders                                                                                29,686
 Audit fees                                                                                             24,500
 Other                                                                                                  10,412
                                                                                                  ------------
 Total expenses                                                                                      5,249,974
      Earnings credits on cash balances (Note 2)                                                       (39,571)
                                                                                                  ------------
 Total net expenses                                                                                  5,210,403
                                                                                                  ------------
 Investment income (loss) -- net                                                                     3,998,467
                                                                                                  ------------
                                  Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                44,683,973
      Foreign currency transactions                                                                     (3,092)
                                                                                                  ------------
 Net realized gain (loss) on investments                                                            44,680,881
 Net change in unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                                   87,815,921
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                             132,496,802
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                  $136,495,269
                                                                                                  ============

 See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

                                                     Financial statements

      Statements of changes in net assets
      IDS Progressive Fund, Inc.
      Year ended Sept. 30,



                                  Operations and distributions                      1997                  1996
 Investment income (loss)-- net                                             $  3,998,467          $  4,336,115
 Net realized gain (loss) on investments                                      44,680,881            28,404,561
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies      87,815,921            16,970,511
                                                                            ------------          ------------
 Net increase (decrease) in net assets resulting from operations             136,495,269            49,711,187
                                                                            ------------          ------------
 Distributions to shareholders from:
      Net investment income
           Class A                                                            (3,537,075)           (5,559,877)
           Class B                                                              (139,272)             (152,829)
           Class Y                                                               (37,540)              (19,834)
      Net realized gain
           Class A                                                           (26,372,964)          (15,575,830)
           Class B                                                            (2,052,354)             (495,315)
           Class Y                                                              (238,498)              (51,524)
 Total distributions                                                         (32,377,703)          (21,855,209)

                                  Capital share transactions (Note 6)
 Proceeds from sales
      Class A shares (Note 2)                                                 58,138,297            39,648,057
      Class B shares                                                          27,926,302            17,231,778
      Class Y shares                                                           3,669,597             2,550,315
 Reinvestment of distributions at net asset value
      Class A shares                                                          29,257,627            20,738,354
      Class B shares                                                           2,173,196               644,113
      Class Y shares                                                             276,038                71,358
 Payments for redemptions
      Class A shares                                                         (57,382,629)          (55,284,721)
      Class B shares (Note 2)                                                 (4,832,125)           (2,019,169)
      Class Y shares                                                          (1,092,897)           (1,410,053)
                                                                            ------------          ------------
 Increase (decrease) in net assets from capital share transactions            58,133,406            22,170,032
                                                                            ------------          ------------
 Total increase (decrease) in net assets                                     162,250,972            50,026,010
 Net assets at beginning of year                                             395,796,576           345,770,566
                                                                            ------------          ------------
 Net assets at end of year                                                  $558,047,548          $395,796,576
                                                                            ============          ============
 Undistributed net investment income                                        $  3,488,056          $  3,202,477
                                                                            ------------          ------------
 See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

 Notes to financial statements

      IDS Progressive Fund, Inc.

  1

Summary of
significant
accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in undervalued common stocks. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(This annual report is not part of the prospectus.)

Notes to financial statements
IDS Progressive Fund, Inc.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

(This annual report is not part of the prospectus.)

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy or sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

(This annual report is not part of the prospectus.)

Notes to financial statements

IDS Progressive Fund, Inc.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

(This annual report is not part of the prospectus.)

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

(This annual report is not part of the prospectus.)

Notes to financial statements

IDS Progressive Fund, Inc.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $999 and accumulated net realized gain has been decreased by $999.

      Dividends to shareholders

      An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

(This annual report is not part of the prospectus.)

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period as measured against the change in the Lipper
      Capital Appreciation Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $222,277 for the year ended Sept. 30, 1997.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

     oClass A $15
     oClass B $16
     oClass Y $15

(This annual report is not part of the prospectus.)

Notes to financial statements

IDS Progressive Fund, Inc.

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $758,495 for Class A and $22,770 for Class B for the year ended Sept. 30, 1997. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

      During the year ended Sept. 30, 1997, the Fund's custodian and transfer agency fees were reduced by $39,571 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $249,497,990 and $282,958,149, respectively, for the year ended Sept. 30, 1997. Realized gains and losses are determined on an identified cost basis.

      Brokerage commissions paid to brokers affiliated with AEFC were $28,560 for the year ended Sept. 30, 1997.

  4

Lending of
portfolio securities

      At Sept. 30, 1997, securities valued at $6,633,220 were on loan to brokers. For collateral, the Fund received $6,834,800 in cash. Income from securities lending amounted to $165,443 for the year ended Sept. 30, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

(This annual report is not part of the prospectus.)

  5

Foreign currency
contracts

      At Sept. 30, 1997, the Fund had entered into foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and /or depreciation on these contracts is included in the accompanying financial statements. See Summary of significant accounting policies. The terms of the open contracts are as follows:

 Exchange date      Currency to     Currency to    Unrealized      Unrealized
                   be delivered     be received   appreciation    depreciation

Oct. 1, 1997         6,828,760       4,930,121         $--            $11,989
                  Canadian Dollar   U.S. Dollar

Oct. 6, 1997         4,825,168        623,584          16                  --
                 Hong Kong Dollar   U.S. Dollar      ______           _______
                                                       $16            $11,989

  6

Capital share
transactions

     Transactions in shares of capital stock for the years indicated are as follows:
                                              Year ended Sept. 30, 1997

                                 Class A         Class B              Class Y

      Sold                     6,618,226       3,202,387              420,561

      Issued for reinvested    3,597,404         269,232               33,932
        distributions

      Redeemed                (6,614,552)       (559,212)            (125,747)
                              ----------        --------             --------
      Net increase (decrease)  3,601,078       2,912,407              328,746

                                              Year ended Sept. 30, 1996

                                 Class A         Class B              Class Y

      Sold                     5,118,893       2,232,425              332,283

      Issued for reinvested    2,788,167          86,937                9,593
        distributions

      Redeemed                (7,139,474)       (261,613)            (184,442)
                              ----------        --------             --------
      Net increase (decrease)    767,586       2,057,749              157,434

  7

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

      (This annual report is not part of the prospectus.)

 Investments in securities


      IDS Progressive Fund, Inc.
      Sept. 30, 1997

                                          (Percentages represent value of
                                      investments compared to net assets)

 Common stocks (81.8%)
Issuer                       Shares        Value(a)

 Automotive & related (4.2%)
 Danaher                     150,000   $  8,700,000
 Dura Automotive Systems     220,000(b)   6,930,000
 Tower Automotive            168,200(b)   7,569,000
 Total                                   23,199,000

 Banks and savings & loans (5.6%)
 F & M Bancorp                50,391      1,927,456
 First Virginia Banks        243,000     11,770,312
 Mercantile Bancorp           92,701      7,056,864
 TCF Financial               180,000     10,518,750
 Total                                   31,273,382

 Building materials & construction (1.2%)
 Juno Lighting               205,000      3,510,625
 Southern Energy Homes       300,000(b)   3,168,750
 Total                                    6,679,375

 Chemicals (3.0%)
 Ecolab                      188,000      9,129,750
 Schulman (A)                350,000      7,481,250
 Total                                   16,611,000

 Communications equipment & services (0.1%)
 Norstan                      35,000(b)     752,500

 Computers & office equipment (6.9%)
 Black Box                   140,000(b)   6,125,000
 Intl Imaging Materials      287,500(b)   8,337,500
 Learning Co                 500,000(b)   7,375,000
 Read-Rite                   100,000(b,c) 2,450,000
 Solectron                   146,000(b)   6,497,000
 Sterling Software           210,000(b)   7,533,750
 Total                                   38,318,250

 Electronics (2.8%)
 Belden                      240,000      9,045,000
 Lattice Semiconductor       100,000(b)   6,512,500
 Total                                   15,557,500

 Energy (1.8%)
 Murphy Oil                  100,000      5,712,500
 Newfield Exploration         59,300(b)   1,664,106
 United Meridian              65,000(b)   2,388,750
 Total                                    9,765,356

 Financial services (2.8%)
 Providian Financial          80,000      3,175,000
 Simon DeBartolo Group REIT  180,000      5,940,000
 Sun Communities REIT        180,000      6,457,500
 Total                                   15,572,500

Issuer                       Shares        Value(a)

 Food (1.0%)
 Hormel Foods                180,000    $ 5,771,250

 Health care (4.7%)
 DENTSPLY Intl                95,000      5,320,000
 IDEXX Laboratories          373,500(b)   6,256,125
 Life Technologies            88,350      2,672,587
 Marquette Medical System    200,000(b)   6,200,000
 TECNOL Medical Products     300,000(b)   6,037,500
 Total                                   26,486,212

 Health care services (1.5%)
 Patterson Dental            150,000(b)   6,075,000
 York Group                  115,000      2,501,250
 Total                                    8,576,250

 Household products (1.0%)
 First Brands                 53,900      1,441,825
 Stanhome                    135,000      3,990,937
 Total                                    5,432,762

 Industrial equipment & services (6.1%)
 AGCO                        165,000      5,228,437
 Alamo Group                 230,000      5,333,125
 AMETEK                      235,000      5,522,500
 Kaydon                      120,000      7,200,000
 Lydall                      200,000(b)   4,687,500
 Minerals Technologies       130,000      5,793,125
 Total                                   33,764,687

 Insurance (4.7%)
 Allied Group                345,000     17,530,313
 Executive Risk              129,900      8,881,913
 Total                                   26,412,226

 Leisure time & entertainment (1.2%)
 Station Casinos             500,000(b,c) 4,062,500
 Vail Resorts                108,000(b)   2,889,000
 Total                                    6,951,500

 Media (0.5%)
 Lee Enterprises             100,000      2,837,500

 Metals (1.7%)
 Martin Marietta Materials   260,700      9,385,200

 Multi-industry conglomerates (9.1%)
 Brady (WH)                  200,000      6,250,000
 Griffon                     600,000(b)   9,750,000
 Hubbell Cl B                120,000      5,550,000
 Kelly Services Cl A         160,000      5,360,000

See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

Issuer                       Shares        Value(a)

 Lancaster Colony            225,000   $ 11,953,125
 Standex Intl                150,000      4,725,000
 ZERO Corp                   248,000      7,021,500
 Total                                   50,609,625

 Paper & packaging (2.0%)
 AptarGroup                   60,000      3,356,250
 Rayonier                    165,000      7,981,875
 Total                                   11,338,125

 Retail (4.4%)
 Dept 56                     200,000(b)   5,787,500
 Hancock Fabrics             250,000      3,359,375
 Jostens                     220,000      5,967,500
 Lands' End                  300,000(b)   9,243,750
 Total                                   24,358,125

 Utilities -- electric (2.7%)
 Duff & Phelps Utilities     475,000      4,631,250
 KU Energy                   160,000      5,550,000
 Sierra Pacific Resources    160,000      5,130,000
 Total                                   15,311,250

 Utilities -- gas (2.3%)
 New Jersey Resources        153,900      4,982,512
 Questar                     200,000      8,112,500
 Total                                   13,095,012

Issuer                       Shares        Value(a)

 Utilities -- telephone (2.7%)
 Century Telephone
    Enterprises              210,000    $ 9,240,000
 Cincinnati Bell             200,000      5,687,500
 Total                                   14,927,500

 Foreign (7.8%)(d)
 ACE                          96,273      9,049,662
 Concordia Paper
    Holdings ADR              90,000(b)     315,000
 Credicorp                   132,000      2,508,000
 Empresas ICA Sociedad
    Controladora ADR         200,000(c)   3,512,500
 GP Batteries Intl           700,000      2,169,336
 Gulf Indonesia Resources     12,700(b)     282,575
 Kwik-Fit Holdings           660,000      3,409,849
 Persimmon                   600,000      2,210,042
 Polypipe                    600,000      2,089,143
 Powerscreen Intl            404,494      4,831,628
 South China Morning Post    246,000        224,128
 Terra Nova Holdings Cl A    350,000      9,493,750
 Volker Wessels Stevin       103,240      3,330,825
 Total                                   43,426,438

 Total common stocks
(Cost: $314,737,092)                   $456,412,525

 Bonds (1.6%)
Issuer                Coupon     Maturity        Principal             Value(a)
                        rate         year           amount

 Computers & office equipment (0.9%)
 Read-Rite              6.50%        2004      $ 5,000,000           $4,912,500


 Foreign (0.7%)(d)
 Eskom
 (South African Rand)  11.00         2008       23,550,000            4,182,250

 Total bonds
(Cost: $9,058,069)                                                   $9,094,750

See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

Investments in securities

IDS Progressive Fund, Inc.

                                             (Percentages represent value of
                                         investments compared to net assets)

 Short-term securities (16.7%)
Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 U.S. government agencies (1.9%)
 Federal Home Loan Mtge Corp Disc Nts
    10-07-97     5.46%    $3,000,000   $  2,997,285
    10-14-97     5.45      2,400,000      2,395,294
    10-17-97     5.43      1,800,000      1,795,672
 Federal Natl Mtge Assn Disc Nt
    11-07-97     5.47      3,400,000      3,380,973
 Total                                   10,569,224

 Commercial paper (14.4%)
 Abbott Laboratories
    10-29-97     5.52      3,000,000      2,987,167
 Albertson's
    10-23-97     5.54      4,700,000      4,684,145
 BBV Finance (Delaware)
    10-29-97     5.54      4,000,000      3,982,827
 Commerzbank U.S. Finance
    10-28-97     5.55      3,900,000      3,883,825
 Fleet Funding
    10-06-97     5.55      3,700,000(e)   3,697,163
 Gateway Fuel
    10-22-97     5.52        600,000        598,075
 Goldman Sachs Group
    10-17-97     5.53      4,000,000      3,990,204
 Kellogg
    10-06-97     5.53      2,600,000      2,598,014
 Kredietbank North America Finance
    10-08-97     5.52      3,000,000      2,996,792
    10-08-97     5.53      3,500,000      3,496,250

Issuer      Annualized          Amount     Value(a)
              yield on      payable at
               date of        maturity
               purchase

 Metlife Funding
    10-01-97     5.52    $ 3,052,000    $ 3,052,000
 Morgan Stanley Group
    10-14-97     5.54      7,700,000      7,684,679
    10-15-97     5.54      2,500,000      2,494,653
 NBD Bank
    10-03-97     5.54      4,000,000      3,998,773
 New Center Asset Trust
    10-21-97     5.54      9,600,000      9,570,613
 Paccar Financial
    10-09-97     5.53     10,000,000      9,987,756
    10-20-97     5.53      1,000,000        997,092
 Reed Elsevier
    10-29-97     5.55      2,600,000(e)   2,588,837
 Southern California Gas
    10-24-97     5.52      4,900,000      4,882,782
 USAA Capital
    10-22-97     5.53      2,000,000      1,993,572
 Total                                   80,165,219

 Letter of credit (0.4%)
 Student Loan Marketing Assn-
 Nebraska Higher Education
    10-31-97     5.56      2,200,000      2,189,843


 Total short-term securities
(Cost: $92,924,286)                    $ 92,924,286

 Total investment in securities
(Cost: $416,719,447)(f)                $558,431,561


See accompanying notes to investments in securities.

      (This annual report is not part of the prospectus.)

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 4 to the financial statements.

(d) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Sept.  30, 1997,  the cost of securities  for federal income tax purposes
was   $416,043,678   and  the  aggregate  gross   unrealized   appreciation  and
depreciation based on that cost was:

 Unrealized appreciation........................................$146,246,718
 Unrealized depreciation..........................................(3,858,835)
                                                                  ----------
 Net unrealized appreciation....................................$142,387,883
                                                                ============

      (This annual report is not part of the prospectus.)

IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale of globes

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the investment manager, than the Standard & Poor's Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

(This annual report is not part of the prospectus.)

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made.


IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

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(This annual report is not part of the prospectus.)

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IDS mutual funds

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

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IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

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IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

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IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes. Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

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IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

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IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

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(This annual report is not part of the prospectus.)

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Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

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IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

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For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

(This annual report is not part of the prospectus.)

 Federal income tax information


      The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

      IDS Progressive Fund, Inc.
      Fiscal year ended Sept. 30, 1997

 Class A
  Income distribution
  taxable as dividend income, 29.12% qualifying for deduction by corporations.
  Payable date                                                      Per share
  Dec. 30, 1996                                                      $0.19291

  Capital gain distribution
  taxable as long-term capital gain.
  Payable date                                                      Per share
  Dec. 30, 1996                                                      $0.48734
  Total distributions                                                $0.68025

  The distribution of $0.68025 per share, payable Dec. 30, 1996, consisted of $0.08038 derived from net investment income, $0.11253 from net short-term capital gains (a total of $0.19291 taxable as dividend income) and $0.48734 from net long-term capital gains.

 Class B
  Income distribution
  taxable as dividend income, 29.12% qualifying for deduction by corporations.
  Payable date                                                      Per share
  Dec. 30, 1996                                                      $0.15237

  Capital gain distribution
  taxable as long-term capital gain.
  Payable date                                                      Per share
  Dec. 30, 1996                                                      $0.48734
  Total distributions                                                $0.63971

  The distribution of $0.63971 per share, payable Dec. 30, 1996, consisted of $0.03984 derived from net investment income, $0.11253 from net short-term capital gains (a total of $0.15237 taxable as dividend income) and $0.48734 from net long-term capital gains.

(This annual report is not part of the prospectus.)

 Class Y
  Income distribution
  taxable as dividend income, 29.12% qualifying for deduction by corporations.
  Payable date                                                      Per share
  Dec. 30, 1996                                                      $0.20695

  Capital gain distribution
  taxable as long-term capital gain.
  Payable date                                                      Per share
  Dec. 30, 1996                                                      $0.48734
  Total distributions                                                $0.69429

  The distribution of $0.69429 per share, payable Dec. 30, 1996, consisted of $0.09442 derived from net investment income, $0.11253 from net short-term capital gains (a total of $0.20695 taxable as dividend income) and $0.48734 from net long-term capital gains.

(This annual report is not part of the prospectus.)

Quick telephone reference

American Express            Redemptions and exchanges,       National/Minnesota
Financial Advisors          dividend payments or                   800-437-3133
Telephone Transaction       reinvestments and automatic
Service                     payment arrangements           Mpls./St. Paul area:
                                                                       671-3800



TTY Service                 For the hearing impaired               800-846-4852




American Express            Automated account information          800-862-7919
Financial Advisors          (TouchTone(R) phones only),
Easy Access Line            including current fund prices
                            and performance, account values
                            and recent account transactions

AMERICAN EXPRESS Financial Advisors

IDS Progressive Fund
IDS Tower 10
Minneapolis, MN 55440-0010

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STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.